             LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
               Statement of Assets and Liabilities
                        December 31, 1999




ASSETS
   Cash                                                 $100,000
   Reimbursement receivable from Advisor                  18,057
                                                        --------
       Total Assets                                      118,057
                                                        --------
LIABILITIES
   Organization costs payable                             16,557
   Accrued expenses                                        1,500
                                                        --------
       Total Liabilities                                  18,057
                                                        --------
NET ASSETS (equivalent to $10.00 per share
on 10,000 shares outstanding) (Note 3)                  $100,000
                                                        ========
NET ASSETS consist of:
   Common stock-authorized 1,000,000,000 shares;
   $.001 par value per share                       $          10
   Additional paid-in capital                             99,990
                                                        --------
TOTAL NET ASSETS                                        $100,000
                                                        ========


 The Notes to Financial Statements are an integral part of this statement.

             LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
                     Statement of Operations
 December 27, 1999 (commencement of operations) to December 31, 1999




Expenses:
Audit fees               $    1,500
Organization costs           16,557
                             ------
Total expenses               18,057
Less: expense reimbursement  18,057
                             ------
Net expenses                    -
                             ======





 The Notes to Financial Statements are an integral part of this statement.

             LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
               Statements of Changes in Net Assets
 December 27, 1999 (commencement of operations) to December 31, 1999




Increase from capital share transactions                $100,000
                                                        --------
Net increase in net assets                               100,000
                                                        --------
Net Assets:
  Beginning of period
  End of period                                         $100,000
                                                        ========





 The Notes to Financial Statements are an integral part of this statement.

             LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
                  Notes to Financial Statements
 December 27, 1999 (commencement of operations) to December 31, 1999



1.  Significant Accounting Policies
Lexington Global Technology Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital. The Fund commenced operations on December 27, 1999. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

Organization Expenses  Organization expenses aggregating  $16,557 will be borne by the Fund, but will be reimbursed by the Advisor.

2. Investment Advisory Fee and Other Transactions with Affiliate Lexington Management Corporation ("LMC") has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. Total reimbursement for the period ended December 31, 1999 was $18,057.

3.  Capital Stock

Transactions in capital stock were as follows:

                                            December 27, 1999
                                      (commencement of operations)
                                          to December 31, 1999
                                       ---------------------------
                                           Shares       Amount
                                       -----------    ---------
Shares sold                               10,000      $100,000
Shares redeemed                              -            -
                                       -----------    ---------
Net increase                              10,000      $100,000
                                       ===========    =========

                  Independent Auditors' Report


To the Board of Directors and Shareholders of Lexington Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lexington Global Technology Fund, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the period from December 27, 1999 (commencement of operations) through December 31, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lexington Global Technology Fund, Inc. as of December 31, 1999, and the results of its operations for the period from December 27, 1999 through December 31, 1999, in conformity with generally accepted accounting principles.


                                                         KPMG LLP

New York, New York
February 7, 2000